Exhibit 99.1

            Conn's, Inc. Provides Information on Impact of
                  Stock-Based Compensation Expensing

    BEAUMONT, Texas--(BUSINESS WIRE)--May 31, 2006--Conn's, Inc. (NASDAQ/NM:CONN), a specialty retailer of home appliances, consumer electronics, computers, lawn and garden products, furniture and mattresses, adopted Statement of Financial Accounting Standards No. 123R, Stock-Based Compensation, which now requires the use of fair-value-based methods of accounting for stock-based compensation. In an effort to enhance comparability of current and prior year financial data, the Company elected to use the modified retrospective application transition, which results in the retrospective adjustment of all prior period financial statements. Attached with this press release are the statements of operations for the fiscal years ended January 31, 2005 and 2006, and for the four quarters in fiscal year 2006 retrospectively adjusted for stock-based compensation expense. Additionally, the effect on fiscal year 2007 earnings per diluted share as a result of the adoption of FAS 123R is estimated to be approximately $0.06.

    About Conn's, Inc.

    The Company is a specialty retailer currently operating 58 retail locations in Texas and Louisiana. It sells major home appliances, including refrigerators, freezers, washers, dryers and ranges, and a variety of consumer electronics, including projection, plasma, LCD and DLP televisions, camcorders, DVD players and home theater products. The Company also sells computers, lawn and garden products, mattresses and furniture, and continues to introduce additional product categories for the home to help increase same store sales and to respond to our customers' product needs.
    Unlike many of its competitors, the Company provides in-house credit options for its customers. Historically, it has financed over 57% of retail sales. Customer receivables are financed substantially through an asset-backed securitization facility, from which the Company derives servicing fee income and interest income from these assets. The Company transfers receivables, consisting of retail installment contracts and revolving accounts extended to its customers, to a qualifying special purpose entity in exchange for cash and subordinated securities represented by asset-backed and variable funding notes issued to third parties.
    This press release contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "should," "anticipate," or "believe," or the negative thereof or variations thereon or similar terminology. Although the Company believes that the expectations reflected in such forward-looking statements will prove to be correct, the Company can give no assurance that such expectations will prove to have been correct. The actual future performance of the Company could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to: the Company's growth strategy and plans regarding opening new stores and entering new markets; the Company's intention to update or expand existing stores; the Company's estimated capital expenditures and costs related to the opening of new stores or the update or expansion of existing stores; the Company's ability to introduce additional product categories; the Company's cash flow from operations, growth trends and projected sales in the home appliance and consumer electronics industry and the Company's ability to capitalize on such growth; relationships with the Company's key suppliers; the results of the Company's litigation; weather conditions in the Company's markets; changes in the Company's stock price; and the actual number of shares of common stock outstanding. Further information on these risk factors is included in the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K filed on March 31, 2006. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.
-0-
*T

                             Conn's, Inc.
           CONDENSED, CONSOLIDATED STATEMENTS OF OPERATIONS
                       as adjusted for FAS 123R
                             (unaudited)
              (in thousands, except earnings per share)

                                       Three Months Ended,
                           -------------------------------------------
                            April 30,  July 31,   Oct. 31,   Jan. 31,
                              2005       2005       2005       2006
                           ---------- ---------- ---------- ----------
Total Revenues              $158,163   $164,375   $173,305   $206,579

Cost and expenses
   Cost of goods sold,
    including warehousing
    and occupancy costs      100,917    103,579    110,024    133,544
   Cost of parts sold,
    including warehousing
    and occupancy costs        1,225      1,236      1,334      1,515
   Selling, general and
    administrative expense    39,745     44,978     47,125     50,949
   Provision for bad debts     1,152        443        929      1,245
                           ---------- ---------- ---------- ----------
      Total cost and
       expenses              143,039    150,236    159,412    187,253
                           ---------- ---------- ---------- ----------

Operating income              15,124     14,139     13,893     19,326
Interest expense (income),
 net                             355         59         74        (88)
                           ---------- ---------- ---------- ----------
Income before minority
 interest and income taxes    14,769     14,080     13,819     19,414
Minority interest in
 limited partnership               -          -          -          -
                           ---------- ---------- ---------- ----------
Income before income taxes    14,769     14,080     13,819     19,414

Total provision for income
 taxes                         5,187      4,983      4,887      6,806
                           ---------- ---------- ---------- ----------
Net income                    $9,582     $9,097     $8,932    $12,608
                           ========== ========== ========== ==========
Earnings per share
   Basic                       $0.41      $0.39      $0.38      $0.54
   Diluted                     $0.40      $0.38      $0.37      $0.51
Average common shares
 outstanding
   Basic                      23,307     23,366     23,458     23,523
   Diluted                    23,775     24,013     24,265     24,532


                                                 Twelve Months Ended
                                                     January 31,
                                               -----------------------
                                                   2006        2005
                                               ----------- -----------
Total Revenues                                   $702,422    $567,092

Cost and expenses
   Cost of goods sold, including warehousing
    and occupancy costs                           448,064     355,159
   Cost of parts sold, including warehousing
    and occupancy costs                             5,310       4,551
   Selling, general and administrative expense    182,797     153,652
   Provision for bad debts                          3,769       5,637
                                               ----------- -----------
      Total cost and expenses                     639,940     518,999
                                               ----------- -----------
Operating income                                   62,482      48,093
Interest expense (income), net                        400       2,359
                                               ----------- -----------
Income before minority interest and income
 taxes                                             62,082      45,734
Minority interest in limited partnership                -         118
                                               ----------- -----------
Income before income taxes                         62,082      45,616

Total provision for income taxes                   21,863      16,100
                                               ----------- -----------
Net income                                        $40,219     $29,516
                                               =========== ===========
Earnings per share
   Basic                                            $1.72       $1.27
   Diluted                                          $1.67       $1.25
Average common shares outstanding
   Basic                                           23,412      23,192
   Diluted                                         24,088      23,646


    CONTACT: Conn's, Inc.
             Thomas J. Frank, 409-832-1696 Ext. 3218